UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-22801

Franklin ETF Trust
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _5/31

Date of reporting period: _5/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report
May 31, 2015

Franklin Short Duration U.S. Government ETF

A SERIES OF FRANKLIN ETF TRUST

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Franklin Short Duration
U.S. Government ETF	1
Performance Summary	4
Your Fund’s Expenses	6
Financial Highlights and
Statement of Investments	7
Financial Statements	12
Notes to Financial Statements	15
Report of Independent Registered
Public Accounting Firm	22
Tax Information	23
Board Members and Officers	24
Shareholder Information	29

Annual Report

Franklin Short Duration U.S. Government ETF

This annual report for Franklin Short Duration U.S. Government ETF covers the fiscal year ended May 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital, by investing at least 80% of net assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 The Fund targets an estimated average portfolio duration of three years or less.

Performance Overview

For the 12 months under review, the Fund delivered cumulative total returns of +0.66% based on market price and +0.74% based on net asset value. In comparison, the Barclays U.S. Government Index: 1-3 Year Component produced a +0.84% total return for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit etf.franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth moderated during the 12 months under review, especially in the second half of the period. The economy grew for most of 2014, supported in some quarters by greater spending by consumers, businesses, and state and local governments, partially offset by the negative impacts of a wider trade deficit and lower federal defense spending. In 2015’s first quarter, U.S. dollar strength, low energy prices and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending and private inventory investment offered some support. Manufacturing and non-manufacturing activities increased during the period, and the unemployment rate declined from 6.3% in May 2014 to 5.5%

1. Some securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s net asset value, trading price and yield are not guaranteed and will fluctuate with market conditions. Please see the Fund’s prospectus for the level of credit support offered by government agency or instrumentality issues.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. the TheFund’s dollar value, SOI, which number begins of shares on page or principal 8. amount, and names of all portfolio holdings are listed in

	Not FDIC Insured	|	May Lose Value	| No Bank Guarantee
etf.franklintempleton.com					Annual Report	|	1

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. at period-end.3 Housing market data were generally encouraging as home sales and prices rose amid declining mortgage rates. After a brief winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gas sales. Inflation, as measured by the Consumer Price Index, remained subdued due to lower energy prices.

The Federal Reserve Board (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when it might be appropriate to raise it. In its April 2015 meeting, the Fed attributed the economy’s first-quarter slowdown to transitory factors. The Fed reiterated that it would raise interest rates when it saw further improvement in the labor market and was reasonably confident that inflation would move back to its 2% objective over the medium term.

The 10-year Treasury yield, which moves inversely to price, declined from 2.48% at the start of the period to 2.12% by period-end, as investors sought less risky assets given concerns about the crisis in Ukraine, Greece’s debt negotiations and relatively weak economic growth in Europe and Japan, as well as less robust growth in China. Soft domestic data and the Fed’s cautious tone on raising interest rates also supported Treasury prices.

Dividend Distributions*
6/1/14–5/31/15
Dividend per Share
Month	(cents)
June	14.893
July	18.111
August	15.483
September	14.173
October	14.626
November	13.723
December	15.580
January	9.061
February	8.758
March	10.369
April	18.322
May	15.132
Total	$1.68231
*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

We invest predominantly in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, primarily from across multiple investment grade debt sectors, including government and government agency debt securities, Treasury Inflation-Protected Securities (TIPS), and mortgage-backed securities (MBS), including adjustable rate mortgage securities (ARMs). When making investment decisions, we evaluate key factors including interest rates, inflation and risk premiums. Through a short duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a longer duration. In addition, we may use interest rate-related derivative transactions, such as interest rate, bond, U.S. Treasury and fixed income futures contracts to obtain net long or short exposures to selected interest rates or durations. Unlike many exchange-traded funds (ETFs) designed to replicate the performance of a specified index, the Fund is an actively managed ETF.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

2 Annual Report etf.franklintempleton.com

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF

Manager’s Discussion

During the period, the Fund’s exposure to agency adjustable and fixed-rate mortgages contributed to performance as mortgages generally outperformed similar-duration U.S. Treasuries. The Fund’s focus on seasoned, shorter maturity, high-quality ARMs that tend to be less sensitive to interest rate changes was a primary contributor to performance as prepayment rates remained subdued. Yield curve positioning and allocation to TIPS were among the largest detractors as yields moved lower across most of the yield curve and the points at which fixed-rate investments outperformed inflation-linked investments declined over the period. Security selection in agency debentures was also a mild detractor.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity rates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

The Fund invested in U.S. Treasuries, agency debentures, agency mortgage pass-through securities and other U.S. government-related bonds and cash investments. We looked for valuations we considered attractive within lower interest rate risk government bond markets. We used U.S. Treasury futures contracts for duration management. Over the period, the futures positions had a net realized loss.

Mortgage spreads were generally range-bound over the period, but they remained on the tighter end of longer term historical ranges despite increased volatility resulting from the approach of the federal funds target rate’s first increase. We believed the Fed’s reinvestment of mortgage repayments could end within a few quarters after the first rate increase, and questions remained about the demand source for agency MBS after the Fed’s buying ends. The Fed did not include ARMs in its quantitative easing buying program, so we believe the program’s termination could have less of an impact on ARMs than we originally thought. We believe volatility in the fixed-rate agency MBS market, however, could spill over to other sectors, such as ARMs. Higher rates and constrained mortgage credit availability continued to keep prepayment rates subdued. We continued to focus on seasoned, shorter maturity ARMs and remained cautious about duration risk in the shorter end of the yield curve as the federal funds target rate’s first increase approached.

Thank you for your participation in Franklin Short Duration U.S. Government ETF. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

etf.franklintempleton.com

Annual Report

| 3

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF

Performance Summary as of May 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Share Prices
Symbol: FTSD						5/31/15				5/31/14				Change
Net Asset Value (NAV)						$99.03				$99.98			-$	0.95
Market Price (NYSE)						$99.01				$100.04			-$	1.03

Distributions (6/1/14–5/31/15)
						Dividend
						Income
						$1.68231

Performance1
		Cumulative				Average Annual				Average Annual Total
		Total Return[2]				Total Return[2]				Return (6/30/15)[3]				Total Annual
		Based		Based on Based				Based on Based				Based on		Operating Expenses[4]
		on NAV[5]		market price[6]		on NAV[5]		market price[6]		on NAV[5]		market price[6]		(with waiver~~)~~	~~(~~without waiver~~)~~
														0.30%	0.51%
1-Year	+	0.74%	+	0.66%	+	0.74%	+	0.66%	+	0.66%	+	0.51%
Since Inception (11/4/13)	+	1.83%	+	1.49%	+	1.16%	+	0.94%	+	1.09%	+	0.93%

		30-Day Standardized Yield[8]
Distribution Rate[7]		~~(~~with waiver) (without waiver~~)~~
1.83%				1.25%		1.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit etf.franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

4 | Annual Report etf.franklintempleton.com

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

affect All investments the Fund’s involve net asset risks, value, including trading possible price and loss yield. of principal. Bond prices, Interest and rate thusmovements, a fund’s netunscheduled asset value and mortgage tradingprepayments price, generally andmove otherin risk thefactors opposite will
Changes direction in of the interest financial rates. strength Therefore, of aas bond prices issuer of bonds or in ain bond’s the Fund credit adjust rating to may a rise affect in interest its value. rates, ETFs the trade Fund’s like net stocks, asset value fluctuate andin trading market price value may and decline. may there trade is at no prices guarantee above or that below the manager’s the ETF’s net investment asset values. decisions Brokerage will achieve commissions the desired and results. ETF expenses The Fund’s will reduce prospectus returns. also The includes Fund is a discussion actively managed of the main but investment risks.
1. The Fund has an expense reduction contractually guaranteed through at least 9/30/15 and a fee waiver associated with any investments in a Franklin Templeton money fund, contractually guaranteed though at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, unless otherwise noted;
without these reductions, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Assumes reinvestment of distributions based on net asset value.
6. Assumes reinvestment of distributions based on market price.
7. Distribution rate is based on an annualization of the 15.132 cent per share May dividend and the NAV of $99.03 per share on 5/31/15.
8. The 30-day standardized yield for the 30 days ended 5/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements. The 30-day standardized yield, with and without waiver, is calculated at net asset value.
See Note 9 on page 21 for revisions to previously issued financial statements. As a result, the 30-day standardized yields with and without waiver as presented in the
May 31, 2014, annual report would have changed from 1.08% to 0.73% and 0.72% to 0.37%, respectively.
9. Source: Morningstar. The Barclays U.S. Government Index: 1-3 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the
U.S. government.
See www.franklintempletondatasources.com for additional data provider information.

etf.franklintempleton.com

Annual Report

| 5

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: • Transaction costs, including brokerage commissions on purchases and sales of Fund shares; and • Ongoing Fund costs, including management fees and other Fund expenses. All ETFs have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other ETFs. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,000 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison Purposes

Information on the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other ETFs. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other ETFs.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/14	Value 5/31/15	Period* 12/1/14–5/31/15
Actual	$1,000.00	$1,003.90	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.51

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.30%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

6	|	Annual Report	etf.franklintempleton.com

FRANKLIN ETF TRUST

Financial Highlights
Franklin Short Duration U.S. Government ETF
	Year Ended
	May 31,
	2015	2014 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$99.98	$100.00
Income from investment operations:[b]
Net investment incomec	0.64	0.41 [d]
Net realized and unrealized gains (losses)	0.09	0.67 [d]
Total from investment operations	0.73	1.08
Less distributions from net investment income	(1.68)	(1.10)
Net asset value, end of year	$99.03	$99.98

Total returne	0.74%	1.08%

Ratios to average net assetsf
Expenses before waiver and payments by affiliates	0.68%	0.61%
Expenses net of waiver and payments by affiliates	0.30%	0.30%
Net investment income	0.64%	0.71%[d]

Supplemental data
Net assets, end of year (000’s)	$47,139	$27,595
Portfolio turnover rate	198.41%	98.35%
Portfolio turnover rate excluding mortgage dollar rollsg	140.19%	64.98%

aFor the period November 4, 2013 (commencement of operations) to May 31, 2014.
b repurchases The amount of shown creation for a unit share Fund outstanding shares in relation throughout to income the period earned mayand/or not correlate fluctuating withmarket the Statement value of of the Operations investments forof the the period Fund. due to the timing of sales and
cBased on average daily shares outstanding.
dSee Note 9 regarding revisions to previously issued financial statements.
e period, Total return reinvestment is not annualized of all dividends for periods and distributions less than one at year. net asset Totalvalue returnduring is calculated the period, assuming and redemption an initial investment at net asset made value aton the the net last asset dayvalue of the atperiod. the beginning of the
fRatios are annualized for periods less than one year.
gSee Note 1(d) regarding mortgage dollar rolls.
etf.franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 7

FRANKLIN ETF TRUST

Statement of Investments, May 31, 2015

Franklin Short Duration U.S. Government ETF
	Principal
	Amount	Value
U.S. Government and Agency Securities 35.1%
Dragon 2012 LLC, secured bond, 1.972%, 3/12/24	$78,701	$78,648
[a] Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	275,000	296,947
FFCB, 5.125%, 8/25/16	225,000	237,965
FHLMC, 0.75%, 1/12/18	300,000	298,970
FHLMC, 0.875%, 3/07/18	510,000	509,049
FHLMC, 2.00%, 8/25/16	750,000	764,410
FHLMC, senior bond, 5.00%, 4/18/17	250,000	270,280
FICO, D-P, Strip, 9/26/19	110,000	102,525
FICO, E-P, Strip, 11/02/18	225,000	214,627
FNMA, 0.375%, 7/05/16	900,000	899,577
FNMA, 0.875%, 2/08/18	280,000	279,838
FNMA, 1.625%, 1/21/20	1,000,000	1,003,915
FNMA, 1.875%, 9/18/18	125,000	128,102
FNMA, 5.00%, 2/13/17	500,000	536,809
FNMA, 5.375%, 6/12/17	450,000	492,453
FNMA, 6.625%, 11/15/30	250,000	365,682
FNMA, 7.125%, 1/15/30	250,000	378,958
Israel Government Agency for International Development Bond, 5.50%, 9/18/23	300,000	369,208
Overseas Private Investment Corp., A, zero cpn., 11/15/20	225,000	260,532
Private Export Funding Corp., secured note, Series LL, 2.25%, 3/15/20	300,000	305,822
TVA, 5.50%, 7/18/17	500,000	549,402
[b] U.S. Treasury Bond, Index Linked, 2.375%, 1/15/25	501,056	599,036
U.S. Treasury Note,
0.875%, 8/15/17	750,000	753,164
1.00%, 8/31/16	475,000	478,674
1.00%, 2/15/18	1,325,000	1,329,762
1.50%, 6/30/16	285,000	288,607
1.50%, 7/31/16	645,000	653,566
2.75%, 5/31/17	240,000	250,163
b Index Linked, 0.125%, 4/15/16	187,201	188,356
b Index Linked, 0.125%, 4/15/17	1,075,955	1,092,935
b Index Linked, 0.125%, 4/15/18	961,349	978,397
b Index Linked, 0.125%, 4/15/19	720,491	731,749
b Index Linked, 1.625%, 1/15/18	445,197	472,047
b Index Linked, 2.375%, 1/15/17	257,587	271,130
Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	120,000	122,266
Total U.S. Government and Agency Securities (Cost $16,474,992)		16,553,571
Mortgage-Backed Securities 67.2%
[c] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 18.6%
FHLMC, 1.965%, 3/01/35	561,817	596,909
FHLMC, 2.009%, 4/01/37	83,131	88,055
FHLMC, 2.012%, 8/01/34	700,014	741,169
FHLMC, 2.10%, 8/01/33	157,885	167,517
FHLMC, 2.124%, 4/01/36	292,754	311,142
FHLMC, 2.176%, 5/01/37	1,145,817	1,215,961
FHLMC, 2.18%, 4/01/28	152,518	156,028
FHLMC, 2.194%, 1/01/38	94,339	100,975
FHLMC, 2.204%, 1/01/36	59,784	63,591
FHLMC, 2.254%, 12/01/36	144,146	153,824
FHLMC, 2.288%, 6/01/37	296,369	315,462
FHLMC, 2.299%, 9/01/36	205,438	218,699

8	|	Annual Report	etf.franklintempleton.com

FRANKLIN ETF TRUST
STATEMENT OF INVESTMENTS

Franklin Short Duration U.S. Government ETF (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[c] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate (continued)
FHLMC, 2.335%, 5/01/35 - 1/01/36	$466,385	$498,047
FHLMC, 2.346%, 6/01/41	647,557	693,441
FHLMC, 2.35%, 10/01/33	110,159	117,592
FHLMC, 2.361%, 3/01/35	172,855	183,958
FHLMC, 2.369%, 1/01/36	36,564	39,015
FHLMC, 2.37%, 1/01/35	28,071	29,993
FHLMC, 2.375%, 11/01/33 - 12/01/35	1,103,441	1,172,831
FHLMC, 2.376%, 1/01/37	104,747	112,122
FHLMC, 2.377%, 9/01/35	341,349	365,219
FHLMC, 2.378%, 9/01/34	30,374	32,316
FHLMC, 2.444%, 5/01/34	43,587	45,618
FHLMC, 2.447%, 4/01/40	321,875	344,560
FHLMC, 2.448%, 6/01/34	182,069	194,443
FHLMC, 2.464%, 2/01/35	146,796	157,403
FHLMC, 2.472%, 3/01/34	45,900	49,197
FHLMC, 2.478%, 3/01/35	51,526	55,134
FHLMC, 2.479%, 2/01/36	215,653	230,533
FHLMC, 2.534%, 11/01/33	157,763	168,979
FHLMC, 2.548%, 4/01/37	136,543	146,097
		8,765,830
[c] Federal National Mortgage Association (FNMA) Adjustable Rate 41.3%
FNMA, 1.808%, 6/01/35	192,150	203,389
FNMA, 1.831%, 10/01/34	235,150	248,829
FNMA, 1.885%, 2/01/33	245,761	258,126
FNMA, 1.912%, 3/01/35	641,952	674,031
FNMA, 1.94%, 7/01/35	138,312	145,674
FNMA, 1.945%, 11/01/35	108,580	114,394
FNMA, 2.02%, 9/01/35	203,283	215,964
FNMA, 2.095%, 7/01/35	575,605	615,990
FNMA, 2.105%, 11/01/35	214,040	225,345
FNMA, 2.162%, 2/01/35	541,637	577,480
FNMA, 2.163%, 2/01/35	200,500	215,130
FNMA, 2.171%, 12/01/33	344,364	370,008
FNMA, 2.182%, 1/01/35	117,401	125,900
FNMA, 2.199%, 8/01/36	368,142	392,544
FNMA, 2.201%, 4/01/36	545,449	581,479
FNMA, 2.204%, 9/01/35	1,474,679	1,570,770
FNMA, 2.206%, 7/01/35	404,340	429,845
FNMA, 2.208%, 3/01/35	566,391	601,983
FNMA, 2.232%, 1/01/38	684,368	728,378
FNMA, 2.242%, 9/01/38	481,470	512,573
FNMA, 2.246%, 4/01/35	575,720	612,216
FNMA, 2.25%, 10/01/33	243,896	259,750
FNMA, 2.256%, 5/01/39	533,178	568,456
FNMA, 2.261%, 9/01/35 - 3/01/36	465,662	495,606
FNMA, 2.265%, 4/01/40	1,493,637	1,591,502
FNMA, 2.281%, 4/01/40	132,614	142,094
FNMA, 2.293%, 12/01/37	136,181	145,781
FNMA, 2.309%, 9/01/39	570,263	607,553
FNMA, 2.31%, 9/01/35	332,675	355,580

etf.franklintempleton.com	Annual Report	| 9

FRANKLIN ETF TRUST
STATEMENT OF INVESTMENTS

Franklin Short Duration U.S. Government ETF (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
[c] Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 2.318%, 11/01/34	$50,716	$54,146
FNMA, 2.325%, 9/01/37	2,888	3,104
FNMA, 2.332%, 9/01/39	213,382	226,504
FNMA, 2.351%, 5/01/35 - 12/01/40	941,149	1,002,641
FNMA, 2.355%, 6/01/35	152,359	162,226
FNMA, 2.357%, 8/01/36 - 12/01/40	416,113	444,160
FNMA, 2.365%, 8/01/36	676,056	721,529
FNMA, 2.371%, 9/01/36	181,423	194,397
FNMA, 2.375%, 3/01/35	246,506	263,883
FNMA, 2.381%, 1/01/32	133,150	142,848
FNMA, 2.392%, 2/01/35	248,525	266,877
FNMA, 2.396%, 9/01/35	204,189	218,743
FNMA, 2.401%, 8/01/39	31,085	33,148
FNMA, 2.414%, 5/01/33	45,723	48,421
FNMA, 2.421%, 10/01/33	7,347	7,851
FNMA, 2.422%, 4/01/34	200,529	213,847
FNMA, 2.424%, 1/01/37	144,471	156,539
FNMA, 2.434%, 9/01/36	221,535	236,051
FNMA, 2.437%, 4/01/35	178,875	191,624
FNMA, 2.456%, 5/01/35	461,277	493,101
FNMA, 2.489%, 11/01/34	68,319	73,321
FNMA, 2.517%, 8/01/37	234,902	251,878
FNMA, 2.94%, 3/01/36	77,215	82,960
FNMA, 3.534%, 9/01/40	387,876	416,595
		19,492,764
Federal National Mortgage Association (FNMA) Fixed Rate 3.2%
[d] FNMA, 3.00%, 6/15/30	350,000	365,504
[d] FNMA, 3.50%, 6/15/45	900,000	939,867
[d] FNMA, 4.00%, 6/15/45	175,000	186,854
		1,492,225
Government National Mortgage Association (GNMA) Fixed Rate 4.1%
d GNMA II, SF, 3.50%, 6/01/45	1,847,000	1,938,701
Total Mortgage-Backed Securities (Cost $31,454,414)		31,689,520
Total Investments before Short Term Investments (Cost $47,929,406)		48,243,091

	Shares

Short Term Investments (Cost $3,671,921) 7.8%
Money Market Funds 7.8%
[e,f] Institutional Fiduciary Trust Money Market Portfolio	3,671,921	3,671,921
Total Investments (Cost $51,601,327) 110.1%		51,915,012
TBA Sale Commitments (1.7)%		(807,269)
Other Assets, less Liabilities (8.4)%		(3,968,774)
Net Assets 100.0%		$47,138,969

10 | Annual Report

etf.franklintempleton.com

STATEMENT OF INVESTMENTS

Franklin Short Duration U.S. Government ETF (continued)
					Principal
					Amount	Value
TBA Sale Commitments (Proceeds $801,667)
Government National Mortgage Association (GNMA) Fixed Rate (1.7)%
[g] GNMA II, 3.00%, 6/01/45					$788,000	$(807,269)

At May 31, 2015, the Fund had the following financial futures contracts outstanding. See Note 1(c).

Financial Futures Contracts		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
U.S. Treasury 5 Yr. Note	Short	24	$2,873,438	9/30/15	$—	$(5,467)
U.S. Treasury 10 Yr. Note	Short	8	1,021,500	9/21/15	—	(3,146)
U.S. Treasury Long Bond	Short	3	466,875	9/21/15	—	(2,539)
Net unrealized appreciation (depreciation)						$(11,152)

See Note 7 regarding other derivative information.

See abbreviations on page 21.
a buyers Security or was in public purchased offering pursuant registered to Rule under 144A the Securities under the Act Securities of 1933. Act This of 1933 security andhas may been be sold deemed in transactions liquid under exempt guidelines fromapproved registration byonly the Fund’s to qualified Board institutional of Trustees.
At May 31, 2015, the value of this security was $296,947, representing 0.63% of net assets.
bPrincipal amount of security is adjusted for inflation. See Note 1(f).
cThe coupon rate shown represents the rate at period end.
dA portion or all of the security purchased on a to-be-announced (TBA) basis. See Note 1(b).
eSee Note 3(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
fNon-income producing.
g transactions. Security sold on a TBA basis resulting in a short position. As such, the Fund is not subject to the deposit requirement or fees and expenses associated with short sale
etf.franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 11

FRANKLIN ETF TRUST

Financial Statements

Statement of Assets and Liabilities
May 31, 2015
Franklin Short Duration U.S. Government ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers		$47,929,406
Cost – Sweep Money Fund (Note 3c)		3,671,921
Total cost of investments	~~$~~	51,601,327
Value – Unaffiliated issuers	~~$~~	48,243,091
Value – Sweep Money Fund (Note 3c)		3,671,921
Total value of investments		51,915,012
Receivables:
Investment securities sold		911,763
Interest		151,906
Affiliates		31,825
Due from brokers		42,600

Liabilities: Total assets		53,053,106
Payables:
Investment securities purchased		4,992,255
Distributions to shareholders		72,028
Variation margin		9,635
TBA sale commitments, at value (proceeds $801,667)		807,269
Accrued expenses and other liabilities		32,950
Total liabilities		5,914,137
Net assets, at value	~~$~~	47,138,969
Net assets consist of:
Paid-in capital		$47,437,363
Distributions in excess of net investment income		(18,306)
Net unrealized appreciation (depreciation)		296,931
Accumulated net realized gain (loss)		(577,019)
Net assets, at value	~~$~~	47,138,969
Shares outstanding		476,000
Net asset value per share		$99.03

12 | Annual Report | The accompanying notes are an integral part of these financial statements.

etf.franklintempleton.com

FRANKLIN ETF TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended May 31, 2015
Franklin Short Duration U.S. Government ETF

Investment income:
Interest		$399,731
Paydown gain (loss)		(130,574)

Expenses: Total investment income		269,157
Management fees (Note 3a)		85,914
Transfer agent fees		5,518
Custodian fees (Note 4)		372
Reports to shareholders		8,756
Registration and filing fees		15,977
Professional fees		60,466
Other		17,597
Total expenses		194,600
Expenses waived/paid by affiliates (Note 3c and 3d)		(108,686)
Net expenses		85,914
Net investment income		183,243
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments		35,817
Futures contracts		(118,148)
Net realized gain (loss)		(82,331)
Net change in unrealized appreciation (depreciation) on:
Investments		133,124
Futures contracts		(13,729)
Net change in unrealized appreciation (depreciation)		119,395
Net realized and unrealized gain (loss)		37,064
Net increase (decrease) in net assets resulting from operations	~~$~~	220,307

etf.franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 13

FRANKLIN ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Short Duration U.S. Government ETF

	Year Ended May 31,
	2015	2014	[a]
Increase (decrease) in net assets:
Operations:

Net investment income	$183,243	$110,683	[b]
Net realized gain (loss)	(82,331)	(3,302)	[b]
Net change in unrealized appreciation (depreciation)	119,395	177,536	[b]
Net increase (decrease) in net assets resulting from operations	220,307	284,917
Distributions to shareholders from net investment income	(501,754)	(301,864)
Capital share transactions (Note 2)	19,825,155	27,612,208
Net increase (decrease) in net assets	19,543,708	27,595,261
Net assets:
Beginning of period	27,595,261	—
End of period	$47,138,969	$27,595,261
Distributions in excess of net investment income included in net assets:
End of period	$(18,306)	$(761)

aFor the period November 4, 2013 (commencement of operations) to May 31, 2014.
bSee Note 9 regarding revisions to previously issued financial statements.
14 | Annual Report | The accompanying notes are an integral part of these financial statements. etf.franklintempleton.com

FRANKLIN ETF TRUST

Notes to Financial Statements

Franklin Short Duration U.S. Government ETF

1. Organization and Significant Accounting Policies

The Franklin ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Short Duration U.S. Government ETF (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund is an exchange traded fund (ETF) and is actively managed, thus it is not designed to track an index.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying

etf.franklintempleton.com

collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various

Annual Report | 15

FRANKLIN ETF TRUST
NOTES T O FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

1. Organization and Significant Accounting
Policies (continued)

c. Derivative Financial Instruments (continued)

risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as variation margin payable or receivable on the Statement of Assets and Liabilities.

See Note 7 regarding other derivative information.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of May 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

16 | Annual Report etf.franklintempleton.com

FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Fund are issued and redeemed at their respective NAV only in blocks of 25,000 shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed for cash and/or in-kind. For the year ended May 31, 2015, all Creation Unit transactions were made in cash.

Authorized participants pay a standard transaction fee of $500 to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance or redemption of Creation Units and is not charged to or paid by the Fund.

In addition, for cash Creation Unit transactions, a variable fee of up to 3.00% for creation transactions and 2.00% for redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. During the year ended May 31, 2015, no variable fees were charged.

At May 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	MayYear31,Ended 2015		MayYear31,Ended 2014[a]
	Shares	Amount	Shares	Amount
Shares sold	200,000	$19,825,155	276,000	$27,612,208
aFor the period November 4, 2013 (commencement of operations) to May 31, 2014.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

etf.franklintempleton.com		Annual Report	|	17

FRANKLIN ETF TRUST
NOTES T O FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.30% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

d. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding acquired fund fees and expenses) of the Fund do not exceed 0.30% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2015.

e. Other Affiliated Transactions

At May 31, 2015, Franklin Resources, Inc. and one or more of the funds in Franklin Fund Allocator Series owned 76.89% and 15.76%, respectively, of the Fund’s outstanding shares. Investment activities of these shareholders could have a material impact on the Fund.

4. Expense Offset Agreement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At May 31, 2015, the Fund had capital loss carryforwards as follows:

Capital loss carryforwards not subject to expiration:
Short term		$242,040
Long term		206,722
Total capital loss carryforwards	~~$~~	448,762

The tax character of distributions paid during the year ended May 31, 2015 and period ended May 31, 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$501,754	$301,864

18 | Annual Report			etf.franklintempleton.com

FRANKLIN ETF TRUST
NOTES TO FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

At May 31, 2015, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:
Cost of investments		$51,778,434

Unrealized appreciation		$287,132
Unrealized depreciation		(150,554)
Net unrealized appreciation (depreciation)		~~$~~ 136,578

Distributable earnings – undistributed ordinary income		$91,420

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2015, aggregated $80,712,338 and
$61,815,508, respectively.

7. Other Derivative Information
At May 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$—	Variation margin	$11,152	[a]
aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/
payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended May 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:
				Net Change
		Net		in Unrealized
Derivative Contracts		Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year	Operations Locations	for the Year
Interest rate contracts	Net realized gain (loss) from:		Net change in unrealized
	Futures contracts	$(118,148)	appreciation (depreciation)
			on: Futures contracts	$(13,729)

For the year ended May 31, 2015, the average month end fair value of derivatives represented 0.07% of average month end net assets. The average month end number of open derivative contracts for the year was 3.

See Note 1(c) regarding derivative financial instruments.

etf.franklintempleton.com

Annual Report

| 19

FRANKLIN	ETF TRUST
NOTES TO	FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 31, 2015 in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Government and Agency Securities	$—	$16,553,571	$—	$16,553,571
Mortgage-Backed Securities	—	31,689,520	—	31,689,520
Short Term Investments	3,671,921	—	—	3,671,921

Liabilities: Total Investments in Securities	$3,671,921	$48,243,091	$—	$51,915,012
Other Financial Instruments:
TBA Sale Commitments	$—	$807,269	$—	$807,269
Financial Futures Contracts	11,152	—	—	11,152
Total Other Financial Instruments	$11,152	$807,269	$—	$818,421

20 | Annual Report

etf.franklintempleton.com

FRANKLIN ETF TRUST
NOTES T O FINANCIAL STATEMENTS

Franklin Short Duration U.S. Government ETF (continued)

9. Revisions to Previously Issued Financial Statements

After the issuance of its May 31, 2014 financial statements, the Fund determined several securities were not properly set-up to accrue income in accordance with the effective interest rate method, resulting in an overstatement of investment income. The offsetting impact of this error is to realized gain (loss) from investments and unrealized appreciation (depreciation). Accordingly, there is no impact on net increase (decrease) in net assets resulting from operations, beginning and ending net assets, or total return. These adjustments were not considered to be material in aggregate to previously issued financial statements. However, to improve the comparability of the prior year’s financial statements with the current year’s financial statements, the Fund has determined to revise the May 31, 2014 impacted financial statements and financial highlights the next time such statements are issued. The following sets forth the line items affected by the revisions discussed above.

Statement of Changes in Net Assets for the period ended May 31, 2014	Previously
	Reported	As Revised
Net investment income	$219,370	$110,683
Net realized gain (loss)	(34,012)	(3,302)
Net change in unrealized appreciation (depreciation)	99,559	177,536

Financial Highlights for the period ended May 31, 2014

Per share operating performance	Previously
	Reported	As Revised
Income from investment operations:
Net investment income	$0.81	$0.41
Net realized and unrealized gains (losses)	0.27	0.67
Ratios to average net assets: Net investment income	1.42%	0.71%

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio
FFCB Federal Farm Credit Bank
FICO Financing Corp.
SF Single Family
TVA Tennessee Valley Authority

etf.franklintempleton.com

Annual Report

| 21

FRANKLIN ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Short Duration U.S. Government ETF

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Short Duration U.S. Government ETF (the “Fund”) at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
July 17, 2015

22 | Annual Report

etf.franklintempleton.com

FRANKLIN ETF TRUST

Tax Information (unaudited)

Franklin Short Duration U.S. Government ETF

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $493,646 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2015.

etf.franklintempleton.com

Annual Report

| 23

FRANKLIN ETF TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2012	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
cations services) (2011-present) and
H.J. Heinz Company (processed foods
and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987 present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2012	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group,
Ltd. (holding company) (2004-present)
and H.J. Heinz Company (processed
foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2012	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

24 | Annual Report				etf.franklintempleton.com

FRANKLIN ETF TRUST

Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2012	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2012	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (December 2014;
previously 2010-2012) and Graham
Holdings Company (education and
media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee and Lead	119	None
One Franklin Parkway	Independent	Independent
San Mateo, CA 94403-1906	Trustee	Trustee since 2012

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

etf.franklintempleton.com Annual Report | 25

FRANKLIN ETF TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2012	162	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	145	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

26 | Annual Report

etf.franklintempleton.com

FRANKLIN ETF TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	President –
St. Petersburg, FL 33716-1205	AML
Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2012	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

etf.franklintempleton.com

Annual Report

| 27

FRANKLIN ETF TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Craig S. Tyle (1960)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that

Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc.

from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2012. As a result of such background and experience, the

Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant

Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may download the SAI at etf.franklintempleton.com or call (800) DIAL BEN/342-5236 to request the SAI.

28 |

Annual Report

etf.franklintempleton.com

FRANKLIN ETF TRUST
FRANKLIN SHOR T DURATION U.S. GOVERNMENT ETF

Shareholder Information

Board Agreement Review of Investment Management

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin ETF Trust (Trust) on behalf of Franklin Short Duration U.S. Government ETF (Fund). The investment management agreement is between Franklin Advisers Inc. (FAV) and the Trust, on behalf of the Fund. Pursuant to this agreement, FAV provides the Trust with investment services and administrative services through an administrator, Franklin Templeton Services LLC. In reaching its decision to renew the agreement, the Board took into account information furnished throughout the year at regular Board meetings, as well as infor mation prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by FAV (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other actively managed ETFs deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Manager provides oversight of day-to-day Fund operations, including fund accounting, administration and legal assistance in meeting disclosure and regulatory requirements. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cyber-security threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of

etf.franklintempleton.com Annual Report | 29

FRANKLIN ETF TRUST
FRANKLIN SHOR T DURATION U.S. GOVERNMENT ETF
SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

the Manager’s parent company and its commitment to the investment management business. Based on review of this information and other factors considered at the meeting, the Board concluded that the nature, extent and quality of services provided by the Manager under the investment management agreement supported the Board’s approval of the renewal of the investment management agreement.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance during 2014 in comparison to a performance universe consisting of all retail and institutional short U.S. government funds, regardless of asset size or primary channel of distribution, as selected by Lipper. The Board also noted that due to the special characteristics of certain funds, there are limitations in providing comparable funds in the performance group, expense group and expense universe, and the information in the Lipper reports may or may not provide meaningful direct comparisons to the Fund. The Lipper report showed the Fund’s 2014 total return to be in the middle performing quintile of its Lipper performance universe. The Board found such performance to be acceptable, noting that the Fund has only been operational for one year and showed a return of 0.59%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group, assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was approximately 13 basis points below the median for the Lipper expense group, while its total actual expense ratio was approximately 11 basis points below the median of such expense group after a waiver of the management fee. The Board found the comparative expenses of the Fund as shown in the Lipper report to be acceptable. Based on this review and the other factors considered at the meeting, the Board concluded that the fees paid to management and the Fund’s total expenses supported the Board’s approval of renewal of the investment management agreement.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the funds’ profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the

30 | Annual Report etf.franklintempleton.com

FRANKLIN ETF TRUST
FRANKLIN SHOR T DURATION U.S. GOVERNMENT ETF
SHAREHOLDER INFORMATION

Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s current management advisory fee schedule provides a flat rate of 0.30% of Fund net assets. At the end of 2014, the Fund’s net assets were approximately $27.4 million, and the Board recognized that there would not likely be any economies of scale until Fund assets grow. At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the agreement.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of the Fund and the Fund’s net asset value may be found on the Fund’s website at etf.franklintempleton.com.

etf.franklintempleton.com Annual Report | 31

This page intentionally left blank.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $28,317 for the fiscal year ended May 31, 2015 and $28,277 for the fiscal year ended May 31, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2015 and $8 for the fiscal year ended May 31, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2015 and $159,728 for the fiscal year ended May 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended May 31, 2015 and $159,736 for the fiscal year ended May 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                               N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN ETF TRUST

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date July 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date July 27, 2015

By /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date July 27, 2015